Supplement Dated September 18, 2025
To The Prospectus Dated April 28, 2025

JNL® Series Trust

When the market closes (generally 4:00 p.m. Eastern time) on October 1, 2025, several investment options offered through the Plan will no longer be available. As a result, all existing balances and future contributions will be transferred to the new investment option. See the chart below for details. The transfer of balances will appear as an exchange on your account history and quarterly statement. You may also receive a prospectus as a result of these transactions.

Old Investment Options	New Investment Options
JNL Multi-Manager Small Cap Value Fund Class I	Victory Small Cap Value Collective Fund 75
JNL/PPM America High Yield Bond Fund B	BlackRock LifePath® Index Fund O
JNL/T. Rowe Price Mid-Cap Growth Fund B	T. Rowe Price U.S. Mid-Cap Growth Equity Trust Class D
JNL/MFS Mid Cap Value Fund I	MFS Mid Cap Value Fund 2W
JNL/WMC Value Fund I	Boston Partners Large Cap Value Equity Fund Class D

This Supplement is dated September 18, 2025.